UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

March 30, 2023

Date of Report (Date of earliest event reported)

Redwoods Acquisition Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41340	86-2727441
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1115 Broadway, 12th Floor New York, NY	10010
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 916-5315

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units	RWODU	The Nasdaq Stock Market LLC
Common Stock	RWOD	The Nasdaq Stock Market LLC
Warrants	RWODW	The Nasdaq Stock Market LLC
Rights	RWODR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

The information disclosed in Item 5.07 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01 to the extent required herein. As approved by its stockholders at the Special Meeting (defined below), Redwoods Acquisition Corp. (“RWOD”) and Continental Stock Transfer & Trust Company entered into an amendment, dated April 4, 2023, to the Investment Management Trust Agreement, dated March 30, 2022, by and between Continental Stock Transfer & Trust Company and RWOD (the “IMTA Amendment”). A copy of the IMTA Amendment is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

On March 30, 2023, RWOD issued an unsecured, non-interest bearing promissory note in the principal amount of $360,000 (the “Note”) to Redwoods Capital LLC, RWOD’s sponsor. The maturity date of the Note shall be upon the closing of a Repayment/Conversion Trigger Event, as such term is defined below, and the holder of the Note, in its sole discretion, may convert any or all of the unpaid principal under the Note into units of the Company, at a price of $10.00 per unit, upon consummation of the Company’s initial business combination. “Repayment/Conversion Trigger Event” means:

(i)	the closing of a merger, consolidation or other business combination pursuant to which the Company acquires an entity for its initial business combination; or

(ii)	the liquidation of RWOD on or before the date of the 12 month anniversary of RWOD’s initial public offering (the “IPO”) (or up to the 18 month anniversary of the IPO if RWOD extends the period of time to consummate a business combination), or such later liquidation date as may be approved by RWOD’s stockholders, that occurs while the Note is outstanding or any time thereafter prior to the repayment of the Note.

The foregoing description is qualified in its entirety by reference to the Note, a copy of which is attached as Exhibit 10.2 hereto and is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information disclosed in Item 5.07 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03 to the extent required herein. As approved by its stockholders at the Special Meeting, RWOD filed a certificate of amendment to its amended and restated certificate of incorporation (the “Charter Amendment”) which became effective upon filing. The Charter Amendment changed the date by which RWOD must consummate an initial business combination from April 4, 2023 to July 4, 2023, with the ability to further extend the deadline on a monthly basis up to five times from July 4, 2023 to December 4, 2023. A copy of the Charter Amendment is attached to this Current Report on Form 8-K as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07.	Submissions of Matters to a Vote of Security Holders.

On March 31, 2023, RWOD held a special meeting of stockholders (the “Special Meeting”). On February 27, 2023, the record date for the Special Meeting, there were 14,905,000 issued and outstanding shares of RWOD’s common stock (the “Common Stock”) entitled to vote at the Special Meeting, 86.64% of which were represented in person or by proxy.

The final results for RWOD of the matters submitted to a vote of RWOD’s stockholders at the Special Meeting are as follows:

Matters Voted On	For	Against	Abstain
Proposal to amend RWOD’s Amended and Restated Certificate of Incorporation to allow RWOD to extend the date by which RWOD must consummate a business combination (the “Extension”) from April 4, 2023 (the date that is 12 months from the closing date of RWOD’s initial public offering of units (the “IPO”)) to July 4, 2023 (the date that is 15 months from the closing date of the IPO) (the “Amended Date”) and on a monthly basis up to five times from the Amended Date to December 4, 2023 (the date that is 20 months from the closing date of the IPO)	11,728,754	1,185,182	0

Proposal to amend the Investment Management Trust Agreement, dated March 30, 2022, by and between RWOD and Continental Stock Transfer & Trust Company (the “Trustee”), to allow RWOD to extend the date on which the Trustee must liquidate the trust account established by RWOD in connection with the IPO (the “trust account”) if RWOD has not completed its initial business combination, from April 4, 2023 (the date that is 12 months from the closing date of the IPO) to July 4, 2023 (the date that is 15 months from the closing date of the IPO) and on a monthly basis up to five times from the Amended Date to December 4, 2023 (the date that is 20 months from the closing date of the IPO) by depositing into the trust account $360,000 for the initial three-month Extension and $120,000 per month for each subsequent one-month Extension	11,728,754	1,185,182	0

Each of the proposals described above was approved by RWOD’s stockholders. RWOD’s stockholders elected to redeem an aggregate 6,103,350 shares of common stock in connection with the Special Meeting.

Item 9.01.	Financial Statements and Exhibits

(c) Exhibits:

Exhibit No.	Description
3.1	Certificate of Amendment, dated April 4, 2023, to Amended and Restated Certificate of Incorporation of RWOD
10.1	Amendment to the Investment Management Trust Agreement, dated April 4, 2023, by and between RWOD and Continental Stock Transfer & Trust Company.
10.2	Promissory Note to Redwoods Capital LLC, dated March 30, 2023.
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 4, 2023

REDWOODS ACQUISITION CORP.

By:	/s/ Jiande Chen
Name:	Jiande Chen
Title:	Chief Executive Officer

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